UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 19, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of NioCorp Developments Ltd. (“NioCorp” or the “Company”), in consultation with the Company’s management, concluded that the Company’s previously issued consolidated financial statements as of and for the interim periods ended September 30, 2022 and December 31, 2022 (the “Affected Periods”) contained errors related to the accounting for the Lind Consent (as defined below) and its evaluation under Accounting Standards Codification Topic 450 – Contingencies (“ASC 450”) instead of under Accounting Standards Codification Topic 470 – Debt (“ASC 470”), which requires an evaluation of the contract amendment under ASC 470. As a result of this error, the Audit Committee determined that the Company’s consolidated financial statements for the Affected Periods should not be relied upon and should be restated by adjusting deferred transaction costs, convertible debt, and warrant liability recognized in each of the Affected Periods. Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s previously issued consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon.

On February 16, 2021, the Company entered into a Convertible Security Funding Agreement (the “CSFA”) with Lind Global Asset Management III, LLC (“Lind”), pursuant to which the Company issued a convertible security to Lind. Pursuant to the CSFA, Lind had certain consent and participation rights applicable in connection with the transactions contemplated by the Business Combination Agreement, dated September 25, 2022 (the “Business Combination Agreement”), among the Company, GX Acquisition Corp. II and Big Red Merger Sub Ltd (collectively, the “Transactions”), and the proposed financing transactions with Yorkville Advisors Global, LP (“Yorkville”). On September 25, 2022, the Company and Lind entered into an agreement (the “Lind Consent”), which included the following principal terms: (i) the consent of Lind to the Transactions, and the proposed financing transactions with Yorkville, including all actions taken by NioCorp as set out in the Business Combination Agreement to permit the completion of the Transactions; (ii) the consent of Lind to NioCorp’s expected cross-listing to the The Nasdaq Stock Market LLC and the consolidation of the common shares, no par value, of the Company (“Common Shares”) in order to meet the minimum listing requirements thereof; (iii) the waiver of Lind of its participation right for up to 15% of the total offering in the proposed standby equity purchase agreement between NioCorp and Yorkville; and (iv) the waiver of Lind of certain restrictive covenants in the CSFA.

As consideration for entering into the Lind Consent, Lind received, among other things: (i) the right to receive a payment of $500,000, which would be reduced to $200,000 if the Transactions were not consummated on or before April 30, 2023 (collectively, the “Consent Payment”); and (ii) the right to receive additional warrants (the “Consent Warrants”) if on the date that is 18 months following consummation of the Transactions, the closing trading price of the Common Shares on the Toronto Stock Exchange (“TSX”) or such other stock exchange on which such shares may then be listed, is less than C$1.00, subject to adjustments (the “Price Threshold”).

The Company originally accounted for both the Consent Payment and Consent Warrants as contingencies under ASC 450. The identification of the need for the restatement arose out of the Company’s normal quarterly close and review procedures for the quarter ended March 31, 2023. Pursuant to these procedures, the Audit Committee, in consultation with the Company’s management, assessed the Company’s accounting policies, as well as the presentation and accounting for modifications of debt agreements, and concluded that the Company should have evaluated the Lind Consent as a contract amendment under ASC 470. Accordingly, the Audit Committee, in consultation with the Company’s management, has concluded that (i) the Company made an error in the presentation and accounting of the Lind Consent under ASC 450 with respect to the Affected Periods and (ii) it is necessary to restate the Company’s previously issued financial statements for the Affected Periods to correct this error related to the accounting treatment of the Lind Consent.

The change in the timing of recognizing a debt modification is a non-cash item that affects the timing of recognition, and the total amount of expense to be recognized over the life of the convertible debt instrument. The loss on extinguishment is reported as a separate non-operating cost, which is disclosed in the Company’s consolidated statements of operations and comprehensive loss and is not included as a component of operating costs. The following tables show the Company’s adjustments to the consolidated statements of operations and comprehensive loss for the Affected Periods as previously reported in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2022 and December 31, 2022 and preliminary estimates of the same on an as-restated basis (expressed in thousands of U.S. dollars).

	Three Months Ended September 30, 2022
	As Previously Reported	Restatement Impacts	As Restated
Loss on debt extinguishment	$-	$1,622	$1,622
Change in fair value of warrant liability	-	(257)	(257)
Interest expense	300	(42)	258
Loss before income tax	2,554	1,323	3,877
Net loss	2,554	1,323	3,877
Comprehensive loss	2,559	1,323	3,882

	Three Months Ended December 30, 2022
	As Previously Reported	Restatement Impacts	As Restated
Change in fair value of warrant liability	$-	$341	$341
Interest expense	82	(120)	(38)
Loss before income tax	2,208	221	2,429
Net loss	2,208	221	2,429
Comprehensive loss	2,233	221	2,454

	Six Months Ended December 30, 2022
	As Previously Reported	Restatement Impacts	As Restated
Loss on debt extinguishment	$-	$1,622	$1,622
Change in fair value of warrant liability	-	84	84
Interest expense	382	(162)	220
Loss before income tax	4,762	1,544	6,306
Net loss	4,762	1,544	6,306
Comprehensive loss	4,792	1,544	6,336

Restatement Impacts to the Condensed Consolidated Balance Sheet (unaudited)
As of September 30, 2022

	As Previously Reported	Restatement Impacts	Restated
Deferred transaction costs	$ 2,809	$ (200)	$ 2,609
Convertible debt	755	159	914
Warrant liability	-	964	964
Accumulated deficit	(112,951)	(1,323)	(114,274)
Total shareholders’ equity	16,735	(1,323)	15,412
Total liabilities and equity	23,246	(200)	23,046

As of December 31, 2022

	As Previously Reported	Restatement Impacts	Restated
Deferred transaction costs	$ 4,338	$ (200)	$ 4,138
Convertible debt	502	39	541
Warrant liability	-	1,305	967
Accumulated deficit	(115,159)	(1,544)	(116,703)
Total shareholders’ equity	14,813	(1,544)	13,269
Total liabilities and equity	21,901	(200)	21,701

This correction to the Company’s condensed consolidated statements of operations and comprehensive loss also impacts the condensed consolidated statements of shareholders’ equity, and certain notes to the condensed consolidated financial statements, as well as management’s discussion and analysis of financial condition and results of operations included in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2022 and December 31, 2022. This correction does not impact the condensed consolidated statements of cash flows besides offsetting adjustments between net loss, accretion of convertible debt, and loss on extinguishment within the cash flows from operating activities section.

The Company plans to restate the financial statements with respect to the Affected Periods via amendments to the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2022 and December 31, 2022 (the “Amended Reports”) to be filed with the Securities and Exchange Commission (the “SEC”). The adjustments to such financial statement items will be set forth through expanded disclosure in the financial statements included in the Amended Reports, including further describing the restatement and its impact on previously reported amounts. The Company is working diligently with its auditors and others to file the Amended Reports as soon as practicable.

The Company’s management has concluded that the Company had a material weakness in its internal control over financial reporting during the Affected Periods relating to the error described above. The Company’s remediation plan with respect to such material weakness will be described in the Amended Reports and the Company’s Quarterly Report on Form 10-Q for quarterly period ended March 31, 2023 to be filed with the SEC.

The Audit Committee has discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, BDO USA, LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may include, but are not limited to, statements regarding the expected impacts of the restatement of the Company’s financial statements for the Affected Periods and in fiscal 2023, the Company’s expectations about the timing of filing the Amended Reports and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 and the Company’s plans to remediate the material weakness in its internal control over financial reporting. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to the facts underlying the Audit Committee’s conclusion to the extent known to the Company at the time of filing being complete and accurate. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by the Company with the SEC and the applicable Canadian securities regulatory authorities and the following: the discovery of additional information relevant to the Affected Periods; changes in the effects of the restatement on the Company’s financial statements or financial results; and delay in the filing of the Amended Reports and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 due to the Company’s efforts to complete the restatement. Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All subsequent written and oral forward-looking statements concerning the matters addressed herein and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: May 19, 2023	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer